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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 27, 1998


                          MORTON INDUSTRIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Georgia                     0-13198                    38-0811650
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State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization       File Number)            Identification No.)


1021 West Birchwood, Morton, Illinois                             61550
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    (Address of principal executive offices)                    (Zip Code)


(Registrant's telephone number, including area code  309-266-7176
                                                     -------------


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         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

         On April 27, 1998, Morton Industrial Group, Inc. (the "Company") announced that it had entered into a Stock Purchase Agreement with the owners of Mid-Central Plastics, Inc., a West Des Moines, Iowa, supplier of injection molded custom plastic components for manufacturers of agricultural equipment, recreational equipment, appliances, HVAC systems, and furniture. Subject to its completion of due diligence, Hart-Scott-Rodino clearance, receipt of a satisfactory financing commitment, and other conditions to closing, the Company plans to close the acquisition of all of the capital stock of Mid-Central Plastics, Inc., at or before the end of its second quarter,


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit 99.1 Press release dated April 27, 1998.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MORTON INDUSTRIAL GROUP, INC.

                                               (Registrant)

Date:  May 8, 1998                          By:    /S/Daryl R. Lindemann
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                                                   Daryl R. Lindemann
                                                   Vice President Finance,
                                                   Secretary, and Treasurer






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                                  EXHIBIT INDEX



EXHIBIT NO.                                 DESCRIPTION.
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  99.1                                      Press release dated April 27, 1998.













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